UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 22, 2022

Statera Biopharma, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32954	20-0077155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2537 Research Boulevard, Suite 201 Fort Collins, CO 80526
(Address of Principal Executive Offices and zip code)

(888) 613-8802
(Registrant's Telephone Number, Including Area Code)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.005	STAB	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 22, 2022, Statera Biopharma, Inc. (the “Company”) received notice from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company’s continued non-compliance with the minimum bid price requirement, as set forth in Nasdaq Listing Rule 5550(a)(1), could serve as an additional basis for the delisting of the Company’s securities from Nasdaq.

As disclosed by the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on September 9, 2022, on September 1, 2022, the Staff notified the Company that the Staff had determined to delist the Company’s securities based upon the Company’s non-compliance with the filing requirement set forth in Nasdaq Listing Rule 5250(c)(1). In response thereto, the Company requested and was granted a hearing before the Nasdaq Hearings Panel (the “Panel”), which hearing will be held on October 6, 2022, with the Panel subsequently granting a further stay of any suspension or delisting action by the Staff at least pending completion of the hearing and the expiration of any extension that may be granted to the Company by the Panel following the hearing.

At the hearing, the Company will present its plan to regain compliance with the minimum bid price requirement and all other applicable requirements for continued listing on Nasdaq along with its request for a specific period of time to do so. There can be no assurance, however, that the Panel will determine to continue the Company’s listing or that the Company will be able to evidence compliance with the applicable listing criteria within any extension period that may be granted by the Panel.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on management’s beliefs and assumptions and on information currently available to the Company’s management. Forward-looking statements include statements regarding the Company’s expectations regarding the submission of a compliance plan to Nasdaq. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms. The Company’s actual results and the timing of events could materially differ from those anticipated in such forward-looking statements as a result of certain risks and uncertainties including those described in more detail in the Company’s most recent Annual Report on Form 10-K and other documents on file with the SEC, each of which can be found on the SEC’s website, www.sec.gov, or the investor relations portion of the Company’s website, https://ir.staterabiopharma.com/financial-information/sec-filings. Except as required by law, the Company assumes no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Statera Biopharma, Inc.

Date: September 26, 2022	By:	/s/ Michael K. Handley
	Name:	Michael K. Handley
	Title:	Chief Executive Officer